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                                                                 EXHIBIT 10.26


                       [eVENTURES GROUP, INC. LETTERHEAD]



                                 April 3, 2000

Jeffrey A. Marcus
Thomas P. McMillin
Daniel J. Wilson
Chad E. Coben
c/o Marcus & Partners
300 Crescent Court
Suite 800
Dallas, Texas 75201



Gentlemen:

     The purpose of this letter is to clarify certain policies of eVentures Group, Inc. (the "Company," we or us).

     We agree to pay or reimburse you for (a) reasonable costs and expenses (including reasonable attorneys' fees) that are incurred by you to perform a due diligence investigation of the Company, provided, however, that our aggregate liability for such costs and expenses shall not exceed Eighty Thousand Five Hundred Dollars ($80,500), and (b) reasonable attorneys' fees incurred by you in connection with the negotiation and execution of your employment agreements with us, in either such case, subject to our receipt of reasonably acceptable documentation of such expenses.

     In connection with relocation of our executive offices to those of Marcus & Partners, we will, beginning with the date on which your employment with us commences, assume those overhead costs of Marcus & Partners set forth in the budget attached hereto as Exhibit A (the "Overhead Expenses").

     In addition, we agree to purchase the equipment, furniture and fixtures, and will reimburse Marcus & Partners for the leasehold improvements, at the offices of Marcus & Partners, set forth in the schedule attached hereto as Exhibit B (collectively, the "Leasehold Improvements"), payable no later than April 18, 2000.
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     Please indicate your acknowledgment of, and agreement with, the matters set forth herein by signing this letter agreement, and the enclosed copy, below where indicated and returning one executed copy of this letter agreement to me.

                                             Yours truly,



                                             /s/ CLARK K. HUNT
                                             ---------------------------------
                                             Clark K. Hunt
                                             Director
                                             Chairman, Compensation Committee



Accepted and agreed to:



/s/ JEFFREY A. MARCUS                        Date:  4/4/00
-------------------------------                   ----------------------------
Jeffrey A. Marcus


/s/ THOMAS P. MCMILLIN                       Date:  4/4/00
-------------------------------                   ----------------------------
Thomas P. McMillin


/s/ DANIEL J. WILSON                         Date:  4/4/00
-------------------------------                   ----------------------------
Daniel J. Wilson


/s/ CHAD E. COBEN                            Date:  4/4/00
-------------------------------                   ----------------------------
Chad E. Coben



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